                      SUPPLEMENT DATED DECEMBER 22, 2004
                 SUPERCEDING SUPPLEMENTS DATED AUGUST 5, 2004,
                      AUGUST 19, 2004 AND OCTOBER 14, 2004
                                       TO
                          PROSPECTUS DATED MAY 1, 2004
                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           METLIFE SETTLEMENT PLUS(SM)
                             VARIABLE INCOME ANNUITY
                                    ISSUED BY
                       METROPOLITAN LIFE INSURANCE COMPANY



This Supplement supercedes supplements dated August 5, 2004 and August 19, 2004, and updates information contained in the Metropolitan Life Separate Account E ("Separate Account") Prospectus dated May 1, 2004 for Settlement Plus Variable Income Annuity Contracts.

1. Metropolitan Insurance and Annuity Company ("MIAC") has been merged into an affiliate of MetLife, Metropolitan Tower Life Insurance Company, which does not presently accept new qualified assignments. Tower Resources Group, Inc. ("TRGI"), a subsidiary of MetLife, does accept qualified assignments. All references in the prospectus to Metropolitan Insurance and Annuity Company or MIAC should be replaced with Tower Resources Group, Inc. or TRGI, as appropriate.

2. Change the first sentence in the second paragraph on page 10 to read as follows:

            When the liability is assigned to another person or company, the assignee will purchase the Income Annuity to use as the funding vehicle for making the income payments for you.

3.    Add as an additional sentence to the second paragraph on page 10:

            Additionally, under the terms of the qualified assignment, you may be given a separate security interest in the Income Annuity which will entitle you to receive the income payments in case of the assignee's insolvency or bankruptcy.

4.    Add the following sentence after the chart on page 11:

            We reserve the right to limit the number of investment divisions to which your settlement can be allocated.

5. Delete the second sentence of the first paragraph under "Income Payment Types" on page 12.

6. Delete the first sentence in the second paragraph under "Income Payment Types" on page 12 and substitute the following:

            Your income payment amount will depend in large part on the type of income payment chosen under the terms of the Structured Settlement Agreement.

7. Delete the last sentence in the second paragraph under "Income Payment Types" on page 12 and substitute the following:

            For income payment types providing for a guarantee period, we may provide for payment of a commuted value upon your death if the Structured Settlement so provides or where required by law. For this purpose, the commuted value will be determined as the present value of all benefit payments that would be payable during the guarantee period, discounted at the assumed investment return (described later in the prospectus) and valued using the Annuity Unit Value(s) as of the date of death and the number of Annuity Units for each investment division shown in the specifications pages of the contract.


            We reserve the right to limit the income payment types offered in connection with a settlement. For example, we may refuse to issue variable annuities with guarantee periods or with joint annuitants unless the payment stream begins within one payment period of the issue date of the Income Annuity. (e.g., within one month of the issue date in the case of monthly income payments; within three months of the issue date in the case of quarterly payments; within six months of the issue date in the case of semi-annual payments; and within twelve months of the issue date in the case of annual payments).

8. Add the following sentence as the fourth sentence in the first paragraph under "Allocation of Purchase Payment" on page 13:

            Fixed periodic payments under the settlement agreement may be assigned under a separate qualified assignment agreement and may be funded using an income annuity contract other than the one described in this Prospectus.

9. Delete the last sentence in the second paragraph in "Premium and Other Taxes" on page 17.

10. Delete the first sentence in the third paragraph in "Premium and Other Taxes" on the bottom of page 17 and the top of page 18 and substitute the following:

            We reserve the right to reduce income payments to you and/or your beneficiary or surviving annuitant to pay generation skipping transfer taxes or similar taxes chargeable to the Income Annuity or chargeable to income payments made under the Income Annuity.

11. Delete the first paragraph under "Tax Treatment of Income Payments Received in Settlement of Personal Physical Injury Claims" on page 24 and substitute the following:

            Section 104(a)(2) of the Code excludes from gross income any amounts received as damages on account of personal physical injuries or physical sickness. However, such exclusion does not apply to amounts received as punitive damages or amounts attributable to previously deducted medical expenses. These non-qualifying amounts cannot be included in an assignment of a structured settlement obligation. For amounts excludable under Section 104(a)(2), the tax exclusion applies whether the amounts are paid in a lump sum or as periodic payments.



        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE


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